UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 21, 2013

Environmental Science and Technologies, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54758	45-5529607
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4 Wilder Drive #7

Plaistow, NH 03865

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(603) 378-0809

(ISSUER TELEPHONE NUMBER)

________________________________________________________________

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Former independent registered public accounting firm

On May 21, 2013, Environmental Science and Technologies, Inc. (the “Company”) dismissed its independent registered public accounting firm, Kenne Ruan, CPA, PC (“Ruan”).  This dismissal was authorized and approved by the Company’s Board of Directors. Ruan has audited the Company’s financial statements since the Company’s inception in June, 2012.

Ruan’s report on the Company’s financial statements for the fiscal year ended December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principle.  During the fiscal year ended December 31, 2012, and through May 21, 2013, there were no disagreements with Ruan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ruan’s satisfaction, would have caused Ruan to make reference to the subject matter of the disagreement in connection with its report.

During the fiscal year ended December 31, 2012 and though May 21, 2013, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ruan with a copy of the disclosure contained in this Form 8-K and requested that it provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the contents of this disclosure.  A copy of that letter, dated May 22, 2013, is attached as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On May 21, 2013, the Company appointed Moody, Famiglietti & Andronico (“MFA”) as its new independent registered public accounting firm, effective immediately, for the fiscal year ending December 31, 2013.  This appointment was authorized and approved by the Company’s Board of Directors.

During the fiscal year ended December 31, 2012 and through May 21, 2013, the Company did not consult with MFA on any accounting matter for a specified transaction, completed or proposed, or consult with MFA for the type of audit opinion that might be rendered on the Company’s consolidated financial statements, where a written report or oral advice was provided that MFA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.  In addition, the Company did not consult with MFA on any “reportable events” as identified under Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit

Number

Description

16.1

Letter of Kenne Ruan, CPA, PC addressed to the Securities and Exchange Commission dated May 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Environmental Science and Technologies, Inc.

By: /s/ Michael G. Faris

Name: Michael G. Faris

Title: Chief Operating Officer

Dated: May 24, 2013